Exhibit 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of IperionX Limited (the “Company”) on Form 20-F for the fiscal year ended June 30, 2026 (the “Annual Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Anastasios Arima, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, as amended; and
2.the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of IperionX Limited.

Date:	September 29, 2026

By:	/s/ Anastasios Arima

Anastasios Arima
Chief Executive Officer and Managing Director
(principal executive officer)